Exhibit 99.1

Contact:	Kathleen Cantillon
Exelon Communications
312-394-7417

Initial Tender Outcome of Nearly 46% Signals

Strong Shareholder Support for Exelon-NRG Deal

Exelon builds on early momentum, extending its exchange offer through Feb. 25

CHICAGO (Jan 7, 2009) — Exelon Corporation (NYSE:EXC) announced today that as of the close of business on January 6, 2009, shareholders had tendered 106,338,942 shares of common stock of NRG Energy, Inc. (NYSE:NRG) in the exchange offer, which represents just over 45.6% of all outstanding shares of NRG common stock.

“We are very pleased with the momentum our exchange offer is receiving among NRG shareholders,” said John W. Rowe, Exelon chairman and CEO. “This strong tender at this early stage speaks powerfully to the merits of our proposed transaction, a combination we believe will create substantial value for NRG shareholders, both from the immediate premium they will receive and through their ongoing ownership of shares in a stronger combined company.”

The company also announced that it is extending its exchange offer to acquire all of the outstanding shares of common stock of NRG at a fixed exchange ratio of 0.485 of a share of Exelon common stock for each share of NRG common stock, until 5 p.m. New York City time on Wednesday, February 25, 2009, unless further extended. The exchange offer was previously scheduled to expire at 5 p.m. New York City time on January 6, 2009. All other terms and conditions of the exchange offer remain unchanged.

“Today’s initial results exceed our expectations by a considerable margin and reflect the desire of NRG shareholders to have all parties move forward constructively. We are encouraged by the initial support we’ve received from NRG shareholders, and the extension will provide further opportunity for us to review and discuss the merits of the proposed combination with relevant stakeholders,” said Rowe.

Rowe added that this transaction is inherently a multi-step process, and the company will continue to explore a number of options to bring it to a successful conclusion – including proposing independent, well-qualified nominees to serve on the NRG board of directors who will fulfill their fiduciary duty by acting in the best interest of NRG shareholders.

Exelon announced on October 19, 2008, its proposal to acquire all outstanding shares of NRG common stock at a fixed exchange ratio of 0.485 of a share of Exelon common stock for each share of NRG common stock, which represented a 37% premium for NRG stockholders based on closing prices on the NYSE on October 17, 2008, the last trading day prior to the public disclosure of the Exelon offer. After NRG twice rejected the Exelon offer, Exelon brought its exchange offer directly to the NRG shareholders on November 12, 2008.

Important Additional Information

This communication relates to the offer (the “Offer”) by Exelon Corporation (“Exelon”) through its direct wholly-owned subsidiary, Exelon Xchange Corporation (“Xchange”), to exchange each issued and outstanding share of common stock (the “NRG shares”) of NRG Energy, Inc. (“NRG”) for 0.485 of a share of Exelon common stock. This communication is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) previously filed by Exelon and Xchange with the Securities and Exchange Commission (the “SEC”). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.

Exelon expects to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with the solicitation of proxies (the “NRG Meeting Proxy Statement”) for the 2009 annual meeting of NRG stockholders (the “NRG Meeting”). Exelon will also file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for a meeting of Exelon shareholders (the “Exelon Meeting”) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer (the “Exelon Meeting Proxy Statement”). Investors and security holders are urged to read the NRG Meeting Proxy Statement and the Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.

Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Exelon, Xchange and the individuals to be nominated by Exelon for election to NRG’s Board of Directors will be participants in the solicitation of proxies from NRG stockholders for the NRG Meeting or any adjournment or postponement thereof. Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting and the NRG Meeting. Information about Exelon and Exelon’s directors and executive officers is available in Exelon’s proxy statement, dated March 20, 2008, filed with the SEC in connection with Exelon’s 2008 annual meeting of shareholders. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange. Information about any other participants will be included in the NRG Meeting Proxy Statement or the Exelon Meeting Proxy Statement, as applicable.

Forward Looking Statements

This communication includes forward-looking statements including, for example, statements regarding benefits of the proposed merger, integration plans and expected synergies. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The factors that could cause actual results to differ materially from these forward-looking statements include Exelon’s ability to achieve the synergies contemplated by the proposed transaction, Exelon’s ability to promptly and effectively integrate the businesses of NRG and Exelon, and the timing to consummate the proposed transaction and obtain required regulatory approvals as well as those discussed in (1) Exelon’s preliminary prospectus/offer to exchange that is contained in the Registration Statement on Form S-4, Reg. No. 333-155278, that Exelon has filed with the SEC in connection with the offer; (2) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (3) Exelon’s Third Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (4) other factors discussed in Exelon’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication, except as required by law.

Statements made in connection with the exchange offer are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995.

All information in this communication concerning NRG, including its business, operations, and financial results, was obtained from public sources. While Exelon has no knowledge that any such information is inaccurate or incomplete, Exelon has not had the opportunity to verify any of that information.

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Exelon Corporation is one of the nation’s largest electric utilities with nearly $19 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and Pennsylvania and natural gas to 480,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

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